UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2017

SanSal Wellness Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-191251	99-0375676
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 North University Drive #220, Fort Lauderdale, FL	33321
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 722-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “SanSal,” “we,” “us” and “our” refer to SanSal Wellness Holdings, Inc. f/k/a Armeau Brands Inc. and its subsidiary.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Termination of Saturna Group Chartered Professional Accountants LLP

(i)                   Effective November 8, 2017, we terminated Saturna Group Chartered Professional Accountants LLP (“Saturna Group”), as our independent registered public accounting firm. The decision to terminate Saturna Group was unanimously approved by the board of directors of SanSal on November 8, 2017.

(ii)                 The report of Saturna Group for the fiscal years ended January31, 2017 and January 31, 2016, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

(iii)                During the fiscal years ended January 31, 2017 and January 31, 2016, and the subsequent period through the date of termination (A) there have been no disagreements with Saturna Group, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Saturna Group, would have caused Saturna Group, to make reference to the subject matter of the disagreement in connection with their respective reports; (B) no such disagreement was discussed with the Company’s board of directors or any committee of the board of directors of the Company; and (C) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iv)               We have provided Saturna Group and have requested Saturna Group to furnish us with a letter addressed to the Securities and Exchange Commission stating whether such firm agrees with the statements made by the Company in this report, and, if not, stating the respects in which it does not agree. Upon receipt of the letter from Saturna Group, we will amend this report to file a copy thereof as Exhibit 16.1.

(b)	Engagement of Paritz & Company, P.A.

(i)                   Effective November 8, 2017, SanSal engaged Paritz & Company, P.A. (“Paritz”) as our independent public registered accounting firm. The engagement of Paritz was approved by the Company’s board of directors on November 8, 2017.

(ii)                  During the Company’s two most recent fiscal years and any subsequent interim period prior to Paritz’s engagement as the Company’s new independent registered public accounting firm, the Company did not consult with Paritz regarding either (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (B) any matter that was either the subject of a disagreement as defined in Item 304 of Regulation S-K or a “reportable event” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2017	SANSAL WELLNESS HOLDINGS, INC. f/k/a Armeau Brands Inc.

	By:	/s/ Alexander M. Salgado
Alexander M. Salgado, Chief Executive Officer